Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 30th day of January, 2009.

/s/ Judith A. Paul

Judith A. Paul

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 30th day of January, 2009.

/s/ Terrance D. Paul

Terrance D. Paul

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 21st day of January, 2009.

/s/ John H. Grunewald

John H. Grunewald

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 23rd day of January, 2009.

/s/ Gordon H. Gunnlaugsson

Gordon H. Gunnlaugsson

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 28th day of January, 2009.

/s/ Harold E. Jordan

Harold E. Jordan

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 31st day of January, 2009.

/s/ Addison L. Piper

Addison L. (Tad) Piper

DIRECTOR’S POWER OF ATTORNEY
(2008 Form 10-K)

          The undersigned director of Renaissance Learning, Inc. designates Terrance D. Paul and Mary T. Minch, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.’s Form 10-K for the fiscal year ended December 31, 2008 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

          Dated this 22nd day of January, 2009.

/s/ Judith A. Ryan

Judith A. Ryan